UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2018

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor
 New York, NY 10019

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On February 26, 2016, Bluerock Residential Growth REIT, Inc., a Maryland corporation (the “Company”), filed Articles Supplementary (the “Articles Supplementary”) establishing and fixing the rights and preferences of the Company’s Series B Redeemable Preferred Stock, $0.01 par value per share (the “Series B Preferred Stock”), with the State Department of Assessments and Taxation of Maryland (the “SDAT”). The Series B Preferred Stock is registered with the Securities and Exchange Commission pursuant to a registration statement on Form S-3 (File No. 333-208956), as the same may be amended and/or supplemented (the “Registration Statement”) under the Securities Act of 1933, as amended, and is offered and sold pursuant to a prospectus supplement dated November 15, 2017, and a base prospectus dated January 29, 2016 relating to the Registration Statement (collectively, the “Offering Documents”).

Section 7 of the Articles Supplementary sets forth the terms of the “Optional Redemption by the Corporation” (or “ORC”) provision with respect to the Series B Preferred Stock. The ORC provision was intended to provide for the Company’s optional redemption of shares of Series B Preferred Stock in tranches, in each case not beginning until at least two years from the date of issuance of the actual shares to be redeemed (each, an “Issue Date,” and such intended application of the ORC provision, the “Intended ORC”). The related disclosure in the Offering Documents is consistent with the Intended ORC. However, due to a scrivener’s error, Section 7(a) of the Articles Supplementary instead erroneously indicated that the ORC provision gave the Company the option, beginning two years from the first date on which any shares of Series B Preferred Stock were issued (which date was April 8, 2016, or the “Original Issue Date”), to redeem any or all shares of Series B Preferred Stock then (or thereafter) issued and outstanding, regardless of date of issuance.

On May 11, 2018, the Company filed with the SDAT a Certificate of Correction to the Articles Supplementary (the “Certificate of Correction”) to correct the scrivener’s error in Section 7(a) thereof, and make corresponding corrections to Sections 7(b) and 7(d) thereof (in each case, as indicated in the Certificate of Correction filed as Exhibit 3.1 to this Current Report on Form 8-K), to reflect the terms of the Intended ORC as described in the Offering Documents. The Certificate of Correction became effective upon acceptance for record by the SDAT on May 11, 2018.

The foregoing description of the Certificate of Correction is a summary and is qualified in its entirety by the terms of the Certificate of Correction, a copy of which is filed as Exhibit No. 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Correction, dated May 11, 2018, to the Articles Supplementary of the Company dated February 26, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: May 14, 2018	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Correction, dated May 11, 2018, to the Articles Supplementary of the Company dated February 26, 2016